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                                                                   Exhibit 10.37
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                                 PROMISSORY NOTE

     For value received on June 1, 2000, David Kirkpatrick (hereinafter "Executive") promises to pay to the order of Cabletron Systems, Inc., or any of its subsidiaries (hereinafter "Company" or "Cabletron"), the principal sum of $200,000 Dollars (the "Loan Amount"). The outstanding principal amount of this Note along with interest at the rate of 8% per annum shall be payable at 35 Industrial Way, Rochester New Hampshire, 03866, two years from the above stated date.

     To secure Executive's prompt, punctual and faithful performance of each of Executive's obligations under this Note, Executive hereby assigns to Cabletron all rights of Executive to property, monies and credits for which Cabletron is obligated to Executive, and which is in the possession of Cabletron or any affiliate or subsidiary at the time of default by Executive under this Note and at any time after such default, which property, monies and credits shall include, without limitations, salary, bonuses, vacation pay, and insurance proceeds. The term "Collateral" shall refer to all interest of Executive assigned to Cabletron pursuant to this paragraph.

     In the event of a default by Executive under this Note, Cabletron shall be permitted to apply the Collateral toward the Executive's liabilities under this Note, and Executive hereby waives notice of nonpayment, demand, presentment, protest and all forms of demand and notice. The Executive shall remain liable to Cabletron for any deficiency remaining following such applications.

     This Note shall be in default upon the occurrence of any of the following:

     1. Executive fails to pay all principal owed under this Note when due, and such failure continues uncured for fifteen (15) days;

     2. The Executive shall (i) admit in writing his inability to pay his debts generally as they become due, (ii) file a petition to answer seeking reorganization or arrangement of the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, or any other jurisdiction, (iii) make an assignment or other arrangement for the benefit of his creditors generally, (iv) consent to the appointment of a receiver of himself, or (v) have an order for relief in bankruptcy entered against or with respect to him, provided such order shall not be vacated, set aside or stayed within thirty (30) days after the date of entry thereof.

     If this Note is in default, the entire outstanding principal balance on this Note shall become immediately due and payable, without further notice. Should any part of the principal amount be collected after default by law or through an attorney-at-law, the Company shall be entitled to collect from the Executive, in addition to the default amount, all attorney fees, together with all other costs of collection.

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     All rights, powers, and remedies provided for herein are cumulative and nonexclusive. The failure or delay of the holder to exercise a right, power, or remedy hereunder shall not operate as a waiver thereof of the same or any other right, power, or remedy on any future occasion.

     This Note, and all rights, powers, remedies and obligations arising from this Note, shall be construed according to and governed by the laws of the State of New Hampshire.

     IN WITNESS WHEREOF, the Executive has hereunto set his hand and seal effective the date first above written

Executive                                       Cabletron Systems, Inc.



/s/ David Kirkpatrick                           /s/ Piyush Patel
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David Kirkpatrick                               Piyush Patel
                                                CEO and President


6/1/2000                                        6/1/2000
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Date                                            Date

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